UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 24, 2013

REEVES TELECOM LIMITED PARTNERSHIP

(Exact Name of Registrant as Specified in Charter)

South Carolina	000-09305	57-0700063
(State or Other	(Commission	(I.R.S. Employer
Jurisdiction of	File Number)	Identification No.)
Incorporation)

c/o Grace Property Management, Inc.

55 Brookville Road

Glen Head, New York 11545

(Address of Principal Executive Offices)

Registrant's telephone number, including area code:	(516) 686-2221

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (12 C.F.R. 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 C.F.R. 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 C.F.R. 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 C.F.R. 240.13e-4(c))

Section 5. Corporate Governance and Management

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 24, 2013, amendments to the Partnership Agreement of Reeves Telecom Limited Partnership (the “Partnership”) were approved at a Special Meeting of Partners as described in Item 5.07. Thereupon, the Amended and Restated Partnership Agreement was executed by the General Partner and became effective as of May 24, 2013. On May 24, 2013, there was filed with the South Carolina Secretary of State the Fifth Amendment to the Partnership Agreement and the Amended and Restated Agreement and Certificate of the Partnership. The Fifth Amendment amends Article 5 by adding Section 5.8, amends Section 9.3 and amends Section 17.3 of the Partnership Agreement. See Item 5.07 for further information concerning these amendments.

A copy of the Amended and Restated Agreement and Certificate of the Partnership, as amended and restated May 24, 2013, is filed herewith as Exhibit 3.1 and is incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On May 24, 2013, a Special Meeting of Partners of the Partnership was held to vote on three proposed amendments to the Partnership Agreement as follows, with the vote on each proposal as indicated:

1. To consider and vote on a proposal to amend the Limited Partnership Agreement of the Partnership to effect a reverse unit split in which one new unit will be exchanged for every 101 old units presently issued and outstanding. No fractional new units will be issued to any holder of less than one new unit. Holders who own less than 101 old units and any other holders of old units which are not exchanged for new units will receive from the Partnership $0.81 for each old unit.

For:	349,187	Against:	0	Abstain:	0

2. To consider and vote on a proposal to amend the Limited Partnership Agreement of the Partnership to eliminate the requirement of annual audited financial statements unless required by applicable law or regulations.

For:	349,187	Against:	0	Abstain:	0

3. To consider and vote on a proposal to amend the Limited Partnership Agreement of the Partnership to eliminate the requirement of an audited statement of assets and liabilities upon liquidation of the Partnership.

For:	349,187	Against:	0	Abstain:	0

Therefore, each proposal received the affirmative vote of a majority of the 548,771 Partner Units eligible to be cast at the Special Meeting and was adopted.

Section 9. Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(a)	Not Applicable.

(b)	Not Applicable.

(c)	Not Applicable.

(d)	Exhibits.

3.1	Amended and Restated Agreement and Certificate of Reeves Telecom Limited Partnership, as amended and restated May 24, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 24, 2013

REEVES TELECOM LIMITED PARTNERSHIP
(Registrant)

By:	/S/ PETER METZ
Peter Metz
President
Grace Property Management, Inc.,
General Partner